UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 23, 2020

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

1000 Ballpark Way
Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(972) 595-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective October 2, 2020, Kathy Aslin, Senior Vice President, Human Resources, and Brett Petit, Senior Vice President, Marketing and Sales, have resigned from their positions with Six Flags Entertainment Corporation (the “Company”). Ms. Aslin and Mr. Petit resigned to pursue other opportunities and not as the result of any disagreement with the Company.

On August 27, 2020, the Company made a public announcement that, in addition to her role as Executive Vice President and General Counsel of the Company, Laura Doerre will assume the duties of Chief Administrative Officer effective October 1, 2020. In connection with her additional role as Chief Administrative Officer, on July 23, 2020, Ms. Doerre and the Company entered into an Amended and Restated Employment Agreement, pursuant to which Ms. Doerre will be entitled to receive an increased base salary of $650,000 and an annual target bonus opportunity of 90% of her base salary. The other material terms of her employment agreement remain unchanged.

The foregoing description of Ms. Doerre’s Amended and Restated Employment Agreement does not purport to be complete and is qualified in its entirety by the text of the agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Company elected to delay the filing of the disclosure of the appointment of Ms. Doerre as Chief Administrative Officer, in addition to her role as Executive Vice President and General Counsel, until the public announcement of her appointment in accordance with the instruction to paragraph (c) of Item 5.02(c) of Form 8-K, which permits a delay in filing Form 8-K until the day on which the registrant otherwise makes a public announcement of the appointment of a particular officer.

Item 9.01           Financial Statements and Exhibits

(d)            Exhibits

10.1	Amended and Restated Employment Agreement, dated as of July 23, 2020, by and between Laura Doerre and Six Flags Entertainment Corporation
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Danielle J. Bernthal
		Name:	Danielle J. Bernthal
		Title:	Corporate Secretary

Date: August 27, 2020